UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2020

CONYERS PARK II ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38990 (Commission File Number)	83-4629508 (I.R.S. Employer Identification No.)

999 Vanderbilt Beach Rd., Suite 601 Naples, FL		34108
(Address of principal executive offices)		(Zip Code)

(212) 429-2211

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	CPAAU	The NASDAQ Stock Market LLC
Shares of Class A common stock included as part of the units	CPAA	The NASDAQ Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CPAAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

Supplemental Disclosures to Proxy Statement

As previously disclosed, on September 7, 2020 Conyers Park II Acquisition Corp., a Delaware corporation (“Conyers Park”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Conyers Park, CP II Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Conyers Park, Advantage Solutions Inc., a Delaware corporation (the “Company”), and Karman Topco L.P., a Delaware limited partnership.

On September 28, 2020, Conyers Park received a letter (the “Stockholder Letter”) from a purported stockholder of Conyers Park claiming certain allegedly material omissions in the preliminary proxy statement filed on September 10, 2020 by Conyers Park in connection with the transactions contemplated by the Merger Agreement (together, the “Business Combination”). On October 9, 2020, Conyers Park filed the definitive proxy statement relating to the Business Combination (the “Proxy Statement”).

While Conyers Park believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to moot the purported stockholder’s disclosure claims in the Stockholder Letter, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, Conyers Park has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Conyers Park specifically denies all allegations in the Stockholder Letter that any additional disclosure was or is required. Conyers Park believes the Stockholder Letter is without merit.

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The following disclosure replaces the third paragraph under the heading “Background of the Transactions” on page 127 of the Proxy Statement.

On June 30, 2020 and July 8, 2020, Conyers Park had calls with Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, respectively, to further discuss transaction structure, financing and views on valuation, which took into consideration then-current market conditions, including the COVID-19 pandemic and the trading multiples of companies similar to Advantage. In connection with this analysis, Goldman Sachs & Co. LLC and members of Conyers Park management selected publicly-traded companies in each of the U.S. consumer packaged goods, business services, information services and business outsourcing sectors for its financial analysis in connection with the proposed business combination. See “— Certain Financial Analysis” for more information.

The following disclosure replaces the fourth paragraph on page 125 of the Proxy Statement under the heading “Background of the Transactions”.

After the initial public offering, Conyers Park commenced an active search for prospective businesses and assets to acquire. Representatives of Conyers Park and the Sponsor contacted and were contacted by numerous individuals, financial advisors and other entities with respect to acquisition opportunities. Conyers Park initiated contact with more than 30 potential targets and/or their advisors, including both privately held assets and assets or divisions owned by publicly traded companies. Of those potential targets, Conyers Park entered into non-disclosure agreements with approximately 10 potential target business other than Advantage. Such non-disclosure agreements contained customary terms for a special purpose acquisition company and a private company target, including confidentiality provisions and use restrictions for information provided by the target and exceptions to such provisions. After entering into non-disclosure agreements, Conyers Park engaged in varying levels of additional discussions, negotiations and due diligence with these potential targets based on, among other factors, interest by, and due diligence access granted by, the potential target and terms on which these potential targets would be willing to consider a potential transaction (such as the equity valuation ascribed to the potential target). In each case, following additional discussions, negotiations and due diligence, Conyers Park ultimately determined to abandon each of its other potential acquisition opportunities either because

•	the potential target pursued an alternative transaction or strategy,

•	Conyers Park did not meet the valuation expectations of the potential target, or

•

Conyers Park concluded that the target business would not be a suitable business combination opportunity for Conyers Park based on, among other factors, further due diligence indicating that the target business did not meet the criteria Conyers Park had established and the terms on which the potential target would be willing to consider a potential transaction.

The following disclosure replaces the first full paragraph on page 128 of the Proxy Statement under the heading “Background of the Transactions”.

On August 29, 2020, Kirkland distributed the first draft of the Merger Agreement to Latham, counsel to Advantage. Kirkland and Latham subsequently sent first drafts of each additional transaction document. Between August 29, 2020 and September 7, 2020, Kirkland, on the one hand, and Latham, on the other hand, exchanged numerous revised drafts of the Merger Agreement and the other transaction documents, and engaged in negotiations of such documents and agreements. The various revised drafts reflected the parties’ divergent views on, among other things, certain interim operating covenants, closing conditionality, matters related to Conyers Park’s post-closing governance and shareholder rights. Over the same period of time, representatives and advisors for Advantage and its equityholders, on the one hand, and for Conyers Park on the other hand, held numerous conference calls and came to agreement on various outstanding business issues, including, among others: (a) the overall suite of representations, warranties and covenants to be provided by each party under the Merger Agreement and the related ancillary documents; and (b) the conditions to closing (including the levels of available cash at closing, after taking into account redemptions of Conyers Park’s stock). For further information related to the final resolution of the foregoing items, please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain Agreements Related to the Business Combination — Merger Agreement.” Over the same period of time, representatives of Conyers Park and Advantage also discussed the composition of the board of the combined company. James M. Kilts, David J. West, Brian K. Ratzan and Ronald E. Blaylock, current directors of Conyers Park, will serve as directors of the combined company post-closing. The remaining Conyers Park officers and members of the Conyers Park Board will no longer serve as directors or officers of the combined company, and will not otherwise be employees of the combined company, upon consummation of the Business Combination.

General Meeting Dial-in Information

As previously announced, the special meeting of Conyers Park stockholders (the “Special Meeting”) will be held on Tuesday, October 27, 2020 at 10:00 a.m., New York City Time. On October 21, 2020, Conyers Park issued a press release announcing that, due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and New York authorities, the Special Meeting will be solely held remotely by teleconference. The purpose of the Special Meeting is to vote on certain proposals relating to the previously announced Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The Special Meeting will be accessible by dialing (833) 780-7048 (toll free—North America) or (409) 767-8779 (International) and entering passcode 7078265. Stockholders will be able to ask questions of Conyers Park management via the conference line.

All information about the Special Meeting, including the definitive proxy statement, are available at https://www.cstproxy.com/conyersparkiiacquisitioncorp/sm2020.

Additional Information

Conyers Park filed a definitive proxy statement with the SEC relating to the proposed business combination with the Company, which has been mailed to its stockholders. This Current Report does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Conyers Park’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials contain important information about the Company, Conyers Park and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination have been mailed to stockholders of Conyers Park as of October 6, 2020. Stockholders may also obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Participants in the Solicitation

Conyers Park and its directors and executive officers may be deemed participants in the solicitation of proxies from Conyers Park’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Conyers Park is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Conyers Park in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Forward Looking Statements

Certain statements in this Current Report may be considered forward-looking statements. Forward-looking statements generally relate to future events or Conyers Park’s or the Company’s future financial or operating performance, such as statements regarding the expected benefits of the Business Combination, the timing and financing of the Business Combination, and expected future operating results. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Conyers Park and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Conyers Park, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Conyers Park, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupt current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Conyers Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings with the Securities and Exchange Commission (the “SEC”).

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 21, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conyers Park II Acquisition Corp.

Date: October 21, 2020	By:	/s/ Brian K. Ratzan
Name: Brian K. Ratzan Title: Chief Financial Officer